Exhibit 10.11

THIS CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM (THE “MEMORANDUM”) IS NOT TO BE SHOWN OR GIVEN TO ANY PERSON OTHER THAN THE PERSON WHOSE NAME APPEARS HEREON AND IS NOT TO BE PRINTED OR REPRODUCED IN ANY MANNER WHATSOEVER.  FAILURE TO COMPLY WITH THIS DIRECTIVE CAN RESULT IN A VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  ANY FURTHER DISTRIBUTION OR REPRODUCTION OF THIS CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM, IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF ITS CONTENTS BY AN OFFEREE IS UNAUTHORIZED.

Private Placement Memorandum

WESTCOTT PRODUCTS CORPORATION,

and its operating subsidiary,

DALA PETROLEUM CORP.

immediately following a Merger

Up to $2,500,000

($2,000,000 Minimum Offering)

________________________

Up to 2,500 Units

(2,000 Units Minimum Offering)

________________________

$1,000 per Unit

________________________

Each Unit Consisting of

One Share of

SERIES A 6% CONVERTIBLE PREFERRED STOCK

AND

1,429 Warrants to Each Purchase One Share of

COMMON STOCK

for $1.35 per share

________________________

May 28, 2014

No. ____              Issued to:_________________________

All communications or inquiries relating to this Memorandum and this Offering should be directed to:

Westcott Products Corp.

455 East 500 South, Suite 205

Salt Lake City, Utah 84111

Telephone (Office): (832) 270-6479

Dala Petroleum Corp.

Attn: E. Will Gray II

P.O. Box 5375

Midland, Texas 79704

Telephone: (832)270-6479

NOTICE

“This Offering is subject to the closing of the Merger described herein.  Officers and directors of Westcott Products Corporation (see the caption “References” on page 1) whose terms of office expire on the Effective Time of the Merger shall have no responsibility to any offeree under this Private Placement Memorandum for any information, representation or warranty or otherwise that is contained in this Private Placement Memorandum regarding the Company, post-Merger, including, without limitations, any information about Dala Petroleum Corp.; such directors and officers shall be responsible only for representations and warranties about the Company, pre-Merger.”

REFERENCES

Except as otherwise indicated by context, references to the “Company,” “we,” “our,” “us” and words of similar import refer to “Westcott Products Corporation,” a Delaware corporation, and its wholly-owned subsidiary, Dala Petroleum Corp., a Nevada corporation.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this Memorandum discuss future expectations, contain projections of results of operations or financial condition, or state other “forward-looking” information.  The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “should,” “could,” “will,” “plan,” “future,” “continue,” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements.  These forward-looking statements are based largely on the expectations or forecasts of future events, can be affected by inaccurate assumptions, and are subject to various business risks and known and unknown uncertainties, a number of which are beyond the control of management.  Therefore, the actual results could differ materially from the forward-looking statements contained in this Memorandum.    Important factors that may cause the actual results to differ from the forward-looking statements, projections or other expectations include, but are not limited to, the following:

•

our ability to raise sufficient capital to implement our business plan;

•

risks generally associated with the exploration and development of oil and gas reserves;

•

whether we will be able to develop or acquire additional oil and gas leasehold interests;

•

competition from larger, more established companies with far greater economic and human resources than us;

•

our ability to attract and retain customers and quality employees and consultants;

•

the effect of changing economic conditions;

•

changes in government regulations, tax rates and similar matters;

•

lack of operating history;

•

risks that are not generally recoverable from third parties or insurance;

•

risks relating to contracting substantially all of the operations and revenue generating activities to a third party; and

•

availability and cost of credit.

We do not promise to update forward-looking information to reflect actual results or changes in assumptions or other factors that could affect statements made in this Memorandum.

THE CLOSING OF THIS OFFERING AND THE RELEASE OF THE MINIMUM OFFERING PROCEEDS IS SUBJECT TO THE CLOSING AND EFFECTIVE DATE OF THE MERGER.  SEE THE DESCRIPTION OF THE MERGER IN THE “COMPANY” SECTION BEGINNING ON PAGE 21 HEREIN.

THESE SECURITIES BEING OFFERED ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK.  SEE “RISK FACTORS” FOR A DISCUSSION OF CERTAIN FACTORS THAT SHOULD BE CONSIDERED PRIOR TO PURCHASING THE SECURITIES OFFERED BY THIS MEMORANDUM.

No person has been authorized to give any information or to make any representations in connection with the offer made by this Memorandum, nor has any person been authorized to give any information or make any representations other than those contained in this Memorandum, and if given or made, such information or representations must not be relied upon.  This Memorandum does not constitute an offer to sell or solicitation of an offer to buy in any jurisdiction in which such offer or solicitation would be unlawful, or to any person to whom it is unlawful to make such offer or solicitation.  Neither the delivery of this Memorandum nor any sale made hereunder shall, under any circumstances, creates an implication that there has been no change in the affairs of the Company since the date hereof.

This Memorandum is submitted on a confidential basis for use by a limited number of prospective investors solely in consideration of the purchase of the Units described herein in a private placement.  The acceptance of this Memorandum constitutes an agreement on the part of the recipient hereof and the recipient’s representatives to maintain the confidentiality of the information contained herein.  This Memorandum may not be reproduced in whole or in part.  The use of this Memorandum for any purpose other than the evaluation of the investment in the Units described herein is not authorized and is prohibited.  This Memorandum and all other material delivered to prospective investors shall be returned to the Company if:  (a) you do not subscribe to purchase any Units; (b) your subscription is not accepted; (c) this Offering is terminated or withdrawn; or (d) upon request of Westcott Products Corp.

This Memorandum does not purport to be all-inclusive or to contain all the information that a prospective investor may desire in determining whether to subscribe to purchase any Units.

Prospective investors should not construe the contents of this Memorandum or any other communications from Westcott Products Corp. or any of its affiliates, officers, employees, or professional representatives as being legal, tax or financial advice.  Each prospective investor should consult his or her own counsel, accountant or business advisors concerning an investment in the Units offered hereby.

Prior to the closing of the Offering, Westcott Products Corp. will afford prospective investors or their representatives and advisors the opportunity to ask questions of, and receive answers from, Westcott Products Corp. or from persons acting on its behalf concerning the terms and conditions of this Offering and to obtain additional information about Westcott Products Corp.

Westcott Products Corp. reserves the right to withdraw this Offering at any time and to reject any commitment to subscribe for the Units in whole or in part and allot to any prospective investor less than the full amount of Units sought by such prospective investor.

THIS OFFERING OF THE UNITS IS BEING MADE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND SIMILAR PROVISIONS UNDER STATE SECURITIES LAWS FOR AN OFFER AND SALE OF SECURITIES, WHICH DOES NOT INVOLVE A PUBLIC OFFERING.

THE UNITS OFFERED HEREBY HAVE NOT BEEN REGISTERED WITH OR APPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), ANY STATE OR FOREIGN SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE OR FOREIGN SECURITIES COMMISSION OR REGULATORY AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE UNITS MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND/OR APPLICABLE LOCAL LAWS IN COUNTRIES OUTSIDE THE U.S. AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM.  YOU SHOULD BE AWARE THAT YOU WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.  CERTIFICATES EVIDENCING THE UNITS WILL BEAR A LEGEND, IN FORM AND SUBSTANCE SATISFACTORY TO WESTCOTT PRODUCTS CORP., TO THE FOREGOING EFFECTS.

THE UNITS ARE BEING OFFERED TO A LIMITED NUMBER OF PROSPECTIVE INVESTORS WHO QUALIFY AS “ACCREDITED INVESTORS” UNDER RULE 501(a) OF REGULATION D OF THE SECURITIES ACT.  BECAUSE THE UNITS ARE OFFERED ONLY TO ACCREDITED INVESTORS, THIS MEMORANDUM DOES NOT CONTAIN ALL INFORMATION THAT WOULD BE REQUIRED TO BE DISCLOSED UNDER RULE 502 OF REGULATION D OR THE SECURITIES ACT IF THE OFFERING WAS MADE TO PERSONS OTHER THAN ACCREDITED INVESTORS.

CERTAIN OF THE INFORMATION CONTAINED HEREIN CONCERNING ECONOMIC TRENDS AND PERFORMANCE IS BASED UPON OR DERIVED FROM INFORMATION PROVIDED BY THIRD-PARTY CONSULTANTS AND OTHER INDUSTRY SOURCES; HOWEVER, WE CANNOT GUARANTEE THE ACCURACY OF SUCH INFORMATION AND HAVE NOT INDEPENDENTLY VERIFIED THE ASSUMPTIONS UPON WHICH PROJECTIONS OF FURTHER TRENDS AND PERFORMANCE ARE BASED.

THIS MEMORANDUM INCLUDES CERTAIN STATEMENTS, ESTIMATES, PROJECTIONS AND OTHER FORWARD-LOOKING STATEMENTS, WITH RESPECT TO THE ANTICIPATED FUTURE PERFORMANCE OF WESTCOTT PRODUCTS CORP.  OUR INDEPENDENT AUDITORS HAVE NEITHER EXAMINED NOR COMPILED THE PROJECTIONS AND ACCORDINGLY DO NOT EXPRESS AN OPINION OR ANY OTHER FORM OF ASSURANCE WITH RESPECT THERETO.  THE STATEMENTS, ESTIMATES, PROJECTIONS AND OTHER FORWARD-LOOKING STATEMENTS ARE BASED UPON VARIOUS ASSUMPTIONS BY MANAGEMENT THAT MAY NOT PROVE TO BE CORRECT.  SUCH ASSUMPTIONS ARE INHERENTLY SUBJECT TO SIGNIFICANT UNCERTAINTIES AND CONTINGENCIES, MANY OF WHICH ARE BEYOND OUR CONTROL.  NO REPRESENTATION IS MADE, AND NO ASSURANCE CAN BE GIVEN, THAT WE CAN OR WILL ATTAIN SUCH RESULTS.  ACTUAL RESULTS ARE LIKELY TO VARY, PERHAPS MATERIALLY, FROM OUR PROJECTIONS.

THIS MEMORANDUM CONTAINS SUMMARIES OF THE UNITS AND OF CERTAIN DOCUMENTS AND AGREEMENTS RELATING TO THIS OFFERING AND THE MERGER.  ALL SUCH SUMMARIES ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE ACTUAL DOCUMENTS.  ANY PURCHASE OF THE UNITS SHOULD BE MADE ONLY AFTER A COMPLETE AND THOROUGH REVIEW OF THE PROVISIONS OF SUCH AGREEMENTS.  IF ANY OF THE TERMS, CONDITIONS OR OTHER PROVISIONS OF SUCH AGREEMENTS ARE INCONSISTENT WITH OR CONTRARY TO THE DESCRIPTION OR TERMS IN THIS MEMORANDUM, SUCH AGREEMENT OR, IF APPROPRIATE, THE RESTATED AND AMENDED ARTICLES OF INCORPORATION WILL CONTROL.

NEITHER THE DELIVERY OF THIS MEMORANDUM AT ANY TIME NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCE, IMPLY THAT INFORMATION CONTAINED HEREIN IS CORRECT AT ANY TIME SUBSEQUENT TO THE DATE HEREOF.

OVERVIEW AND EXECUTIVE SUMMARY

Westcott Products Corp. (“Westcott” or the “Company”), a Delaware corporation, is a fully reporting “shell company” as defined in SEC Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which is listed for stock quotations on the Over-The-Counter Bulletin Board. Pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), Westcott will form a new, wholly-owned Nevada subsidiary which will merge with and into Dala Petroleum Corp. (“Dala”) and Dala will be the surviving company under the Merger and become a wholly-owned subsidiary of Westcott upon the closing and “Effective Date” of the Merger. Following the Merger, and the completion of the Offering, the Company’s operations will be those of Dala. Dala has the rights to engage in oil exploration and development on approximately 300 leases in north central Kansas with total acreage of approximately 80,000 acres (the “Property”). Dala will operate as an early-stage oil exploration company focused on the Property, which has oil potential at depths of less than 6,000 feet.

The proceeds of this Offering will be deposited into our legal counsel’s escrow account and held until the minimum Offering amount is reached and the Merger occurs. Following the Merger, the Offering will continue until the maximum amount is reached or the Offering is otherwise terminated by the Company.

More detailed information on the Company, the Merger, and the Company operations after the Merger can be found in “The Company” section of this Memorandum beginning on Page 21.

SUMMARY OF THE OFFERING

Securities Offered

We are offering, at price of $1,000 per Unit, up to 2,500 Units, each Unit consisting of one share of Series A 6% Convertible Preferred stock and 1,429 warrants for common stock at an exercise price of $1.35 that expires three years from the Effective Date.  The Effective Date is defined as the earliest date of the following to occur: (a) an initial registration statement has been declared effective by the SEC, (b) all of the underlying shares have been sold pursuant to Rule 144 or may be sold pursuant to Rule 144 without the requirement for us to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions or (c) following the one year anniversary of the offering date provided that a holder of underlying shares is not an Affiliate, all of the underlying shares may be sold pursuant to an exemption from registration under Section 4(1) of the Securities Act without volume or manner-of-sale restrictions and Company counsel has delivered to such holders a standing written unqualified opinion that resales may then be made by such holders of the underlying shares pursuant to such exemption which opinion shall be in form and substance reasonably acceptable to such holders..  See “Description of Capital Stock.”  The Minimum Offering Amount of the Offering is $2,000,000, and the Maximum Offering Amount is $2,500,000.

Proceeds Held in Escrow

The proceeds of this Offering will be deposited into our legal counsel’s escrow account and held until the minimum Offering amount is met and the Merger occurs. The Offering will continue following the Merger until the maximum Offering is reached. If the minimum Offering amount is not raised by June 1, 2014 (unless extended by the Company), and/or if the Merger does not occur during the Offering Period, all proceeds will be returned to the Investor from the escrow account.

Rights and Preferences of Preferred Stock

Holders of Series A 6% Convertible Preferred Stock are entitled to receive cumulative dividends at the rate per share of 6% per annum, payable quarterly on January 1, April 1, July 1, and October 1, in cash from legally available funds or, at the Company’s option, in duly authorized, validly issued, fully paid and non-assessable shares of common stock.  Each share of Series A 6% Convertible Preferred Stock is convertible at any time at the option of the Holder into common stock at the conversion price of $0.70 per common share based on the total dollar amount invested (subject to adjustment as set forth in the Series A 6% Convertible Preferred Stock Certificate of Designation) Unless waived by the Holder, at no time will the Holder be able to convert the Series A 6% Convertible Preferred Stock into common stock that is equal to more than 4.99% of the total issued and outstanding shares of common stock of the Company (the “Conversion Limitation”). If the Holder gives the Company at least 61 days’ written notice, then the Holder may convert up to 9.99% of the total issued and outstanding shares of common stock of the Company.  The Certificate of Designation of the Series A 6% Convertible Preferred Stock is attached as Exhibit A to the Securities Purchase Agreement attached hereto as Exhibit D.

Minimum Investment	$100,000 per investor. The Company may reduce the minimum investment per investor in its sole discretion.

Net Proceeds	$2,500,000 if all 2,500 Units are sold, without deducting possible commissions, fees and certain expenses incurred in connection with the Offering. See “Use of Proceeds.

Offering Period

The Offering Period will expire on the earlier of (i) the sale of all of the Units or (ii) June 1, 2014. The Company in its sole discretion may extend the Offering Period for up to two additional 30-day periods without notice.

Securities of the Company Outstanding:

Before the Offering	2,500,000 shares of common stock.

After the Merger	12,500,000 shares of common stock.

After the Offering (Minimum raise)	18,814,286 shares of common stock, assuming all shares of Series A 6% Convertible Preferred Stock are converted, all stock options are exercised and all warrants are exercised.

After the Offering (Maximum raise)	20,242,858 shares of common stock, assuming all shares of Series A 6% Convertible Preferred Stock are converted, all stock options are exercised and all warrants are exercised.

Use of Proceeds

The net proceeds of this Offering will primarily be used for drilling, seismic tests, technical services, and general working capital, including general and administrative expenses.  See “Use of Proceeds” on Page 9 for a more detailed, itemized list.

Restriction on Units	The Units have not been registered for sale with the SEC and are restricted from resale.

Voting Rights	The shares of Series A 6% Convertible Preferred Stock shall not have any voting rights.

Dividend Rights

The holders of our Series A 6% Convertible Preferred Stock are entitled to receive cumulative dividends at the rate per share of 6% per annum, payable quarterly on January 1, April 1, July 1, and October 1, in cash from legally available funds or in common stock. The holders of our common stock are entitled to receive dividends, if any, as may be declared by our Board of Directors, in its sole discretion; however, we do not intend to pay any dividends in the foreseeable future.

Risk Factors	This Offering involves a high degree of risk. See “Risk Factors” on Page 11.

Registration Rights

Within sixty days of the Closing of the Offering, the Company shall file a Registration Statement registering all Registrable Securities (as defined in the Registration Rights Agreement) including the shares of common stock issuable upon conversion of the shares of Series A 6% Convertible Preferred Stock, the warrant shares offered herein, and any shares that may be paid to the Holder as dividends on the Series A 6% Convertible Preferred Stock. The Company shall cause the Registration Statement to become effective within 180 days following the filing date (in the event of a “full review” by the SEC) or 150 days (if there is not a “full review” by the SEC). All fees associated with the Registration shall be borne by the Company. The Company may incur certain cash penalties if the terms and timelines of the Registration Rights Agreement are not met. The Registration Rights Agreement is attached as Exhibit B to the Securities Purchase Agreement that is attached hereto as Exhibit D.

Suitability Standards

We will sell Units only to those investors who are “Accredited Investors,” as such term is defined in Rule 501(a) of Regulation D who meet certain suitability requirements, in our sole discretion. Please see the “Who May Invest” section on Page 27 for more detailed information on these requirements.

Determination of Offering Price

The Offering Price of $1,000 per Unit has been arbitrarily determined by the Company. Said Offering Price was selected because the Company believes it can sell the Units at that price. The Offering Price has no relation to the value of the Company or its assets, nor does it represent a value or resale price.

Dilution

Investors in this Offering will suffer an immediate and substantial dilution of approximately $0.4421 or 63% per share from the Offering Price of $0.70 per common share (on a fully-diluted basis assuming conversion of the Series A 6% Convertible Preferred shares being sold as Units in this Offering). See the “Capitalization Table and Dilution” section on Page 10 of this Memorandum.

USE OF PROCEEDS

We are offering a minimum of 2,000 Units and a maximum of 2,500 Units at a price of $1,000 per Unit for minimum gross offering proceeds of $2,000,000 and maximum gross offering proceeds of $2,500,000.  The following table sets forth the use of proceeds assuming all the Units offering in the Maximum Offering are sold.

Assuming Sale of Maximum Offering

	Minimum Offering	Percentage of Proceeds of Minimum Offering	Maximum Offering	Percentage of Proceeds of Maximum Offering
Gross Offering Proceeds (1)	$2,000,000	100%	$2,500,000	100%
Expense allowances, fees and offering expenses (2)	$240,000	12.0%	$240,000	9.6%
Net proceeds	$1,760,000		$2,260,000

Drilling (Dry Hole Cost)	$450,000	22.5%	$450,000	18.0%
Completion Costs (est. four wells)	$250,000	12.5%	$250,000	10.0%
Seismic (Stage I)	$252,000	12.6%	$414,000	16.6%
Seismic (Stage II)	$300,000	15.0%	$462,000	18.5%
Technical Services	$300,000	15.0%	$462,000	18.5%
General and Administrative (3)	$208,000	10.4%	$222,000	8.9%
Total Application of Net Proceeds	$2,000,000	100%	$2,500,000	100%

(1)  We are offering the Units on a “best efforts” basis up to the Maximum Offering.

(2)  The Company expects to incur certain accountable expenses related to this Offering, including printing, Blue Sky fees, filing fees, escrow fees, audit preparation and review fees, printing, postage, professional fees, the assumption of certain liabilities of Westcott, and travel expenses.

(3)  Represents estimated amounts we will apply towards dividends payable pursuant to the rights and preferences of the Series A 6% Convertible Preferred shares, working capital to cover our expected operating deficits for twelve months, salaries and general and administrative expenses and our costs to be a reporting public company.

The foregoing represents our best estimate of the allocation of the proceeds of this Offering based on our present plans and business conditions.  However, there can be no assurance that unforeseen events or changes in business conditions will not result in the application of proceeds of this Offering in a manner other than is described in this Memorandum.  Any such reallocation of the net proceeds of this Offering would be substantially limited to the categories set forth above. We believe we will have sufficient working capital for twelve months if we sell the Maximum Offering.  Pending such uses, we may invest such funds in short-term, interest-bearing securities where there is appropriate safety of principal or in interest-bearing bank accounts.

CAPITALIZATION TABLE AND DILUTION

The Company has an authorized capital of 100,000,000 shares divided into 50,000,000 shares of common stock with a par value of $0.001 per share and 50,000,000 shares of preferred stock with a par value of $0.01, with 3,000,000 of the 50,000,000 shares of preferred stock designated as Series A 6% Convertible Preferred Stock of which none are outstanding.

Capitalization Table

Following the Closing of the Merger, the Company will have 12,500,000 shares of common stock issued and outstanding. The following table sets forth the total ownership of our stock after the Offering, assuming that all of the Series A 6% Convertible Preferred Shares offered herein have been converted, all of the warrants offered herein have been exercised, and all of the stock options have been exercised.

	Post-Merger, Pre-Offering	Assuming Minimum Offering $2,000,000	% Ownership	Assuming Maximum Offering $2,500,000	% Ownership
Dala Petroleum	12,500,000	12,500,000	81.40%	12,500,000	77.78%
Offering - Post Conversion of Preferred Shares		2,857,143	18.60%	3,571,429	22.22%
SUB-TOTAL		15,357,143	100%	16,071,429	100%

Fully-Diluted
Dala Petroleum	12,500,000	12,500,000	66.44%	12,500,000	61.75%
Offering- Post Conversion of Preferred Shares		2,857,143	15.19%	3,571,429	17.64%
Offering Warrants		2,857,143	15.19%	3,571,429	17.64%
Employee Options	400,000	400,000	2.13%	400,000	1.98%
Director Options	200,000	200,000	1.06%	200,000	0.99%
TOTAL	13,100,00	18,814,286	100%	20,242,858	100%

Dilution

The net tangible book value of the Company, as of the second quarter ended March 31, 2014, based upon the balance sheet in the Form 10-Q filed with the SEC on May 15, 2014 and included in Exhibit B, is approximately $(0.044) per share; the net tangible book value of the combined company, post-Merger with Dala but before the Offering, is approximately $1,898,946, or $0.1519 per share; assuming the sale of all of the Offering Shares in the Offering, the net tangible book value of the Company following the Offering will be approximately $4,398,946, or $0.2588 per share; accordingly, investors in this Offering will suffer an immediate and substantial dilution of approximately $0.4412 per share, or 63%, from the Offering Price of $0.70 per common share (on a fully-diluted basis assuming conversion of the Series A 6% Convertible Preferred shares being sold as Units in this Offering but not exercise of the warrants).  The principal reason for the dilution is the difference in the price paid by Dala Petroleum for shares of the Company in the Merger (which is the value of the lease acquired by the Company in the Merger), or $0.1519 per share, when compared with the Offering Price of the Offering Shares, or $0.70 per share (on a fully-diluted basis assuming conversion of the Series A 6% Convertible Preferred shares being sold as Units in this Offering but not exercise of the warrants).  No value is or has been attributed to the Company as an “operating business” in making these computations, though management considered this and other factors is determining the Offering Price of the Offering Shares.   See the heading “Determination of Offering Price” in the “Summary of the Offering” section on Page 5.

RISK FACTORS

The Units offered are speculative, involve a high degree of risk, and should only be purchased by persons who can afford to lose their entire investment.  Prospective purchasers should carefully consider, among other things, the following risk factors concerning the business of the Company and this Offering prior to making an investment decision.  Each prospective investor should also carefully consider the risk factors associated with the Company’s business.

Investing in the Units involves substantial risk. Post-Merger, we will operate in a rapidly changing environment that involves a number of risks, some of which are beyond our control. The following risk factors could have a material adverse effect on our business, financial position, results of operations, and cash flows or viability.  These risk factors may not include all of the important risks that could affect our business or our industry that could cause our future financial results to differ materially from historic or expected results, or that could cause the market price of our common stock to fluctuate or decline.  Because of these and other factors, past financial performance should not be considered an indication of future performance.

Risks Related to the Company

You should carefully consider the risks described below together with all of the other information included in this report before making an investment decision with regard to our securities.   If any of the following risks actually occur, our business, financial condition or results of operations could be harmed. In that case, the trading price of our common stock could decline, and you may lose all or part of your investment.

In any business venture, there are substantial risks specific to the particular enterprise which cannot be ascertained until a potential acquisition, reorganization or merger candidate has been identified; however, at a minimum, the Company’s present and proposed business operations will be highly speculative and be subject to the same types of risks inherent in any new or unproven venture, and will include those types of risk factors outlined below.

Extremely Limited Assets; No Source of Revenue

The Company has virtually no assets and has had no revenue for over the past twenty years or to the date hereof. Nor will the Company receive any revenues until it completes an acquisition, reorganization or merger, at the earliest.  The Company can provide no assurance that any acquired business, including the business acquired in the Merger with Dala, will produce any material revenues for the Company or its stockholders or that any such business will operate on a profitable basis. Although management intends to apply any proceeds it may receive through the issuance of stock or debt to a suitable acquisition, subject to the criteria identified above, such proceeds will not otherwise be designated for any more specific purpose. The Company can provide no assurance that any use or allocation of such proceeds will allow it to achieve its business objectives.

Auditor’s ‘Going Concern’ Opinion

The Independent Auditor’s Report issued in connection with the audited financial statements of our Company for the last two fiscal years expresses “substantial doubt about its ability to continue as a going concern,” due to our Company’s status as a start up and our lack of profitable operations.

Management to Devote Insignificant Time to Activities of Our Company

Members of our Company’s management are not required to devote their full time to the affairs of our Company. Because of their time commitments, as well as the fact that our Company has no business operations, the members of management currently devote one hour a week to the activities of our Company, until such time as our Company has identified a suitable acquisition target, which we think we have in Dala.

No Established Market for Common Stock; No Market for Shares

On June 14, 2007, our common stock was approved for trading on the OTC Bulletin Board of the NASD under the symbol “WSPD.” Since that time, there have been few trades and a limited volume of shares sold on the OTC Bulletin Board. Since September 30, 2013, only two hundred shares have traded on the OTC Bulletin Board. There is currently no established trading market for such shares and there can be no assurance that such a market will ever develop or be maintained. Any market price for shares of common stock of our Company is likely to be very volatile, and numerous factors beyond the control of our Company may have a significant effect. In addition, the stock markets generally have experienced, and continue to experience, extreme price and volume fluctuations which have affected the market price of many small capital companies and which have often been unrelated to the operating performance of these companies. These broad market fluctuations, as well as general economic and political conditions, may adversely affect the market price of our Company’s common stock in any market that may develop. Sales of “restricted securities” under Rule 144 may also have an adverse effect on any market that may develop.

Risks of “Penny Stock”

Our Company’s common stock may be deemed to be “penny stock” as that term is defined in Section 240.3a511 of the Exchange Act. Penny stocks are stocks (i) with a price of less than five dollars per share; (ii) that are not traded on a “recognized” national exchange; (iii) whose prices are not quoted on the NASDAQ automated  quotation system (NASDAQlisted stocks must still meet requirement (i) above); or (iv) in issuers with net tangible  assets  less than $2,500,000 (if the issuer has been in continuous operation for at least three years) or $5,000,000 (if in continuous operation for less than three years), or with average revenues of less than $6,000,000 for the last three years.

Section 15(g) of the Exchange Act and Rule 15g2 of the Securities and Exchange Commission require brokerdealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before effecting any transaction in a penny stock for the investor’s account. Potential investors in our Company’s common stock are urged to obtain and read such disclosure carefully before purchasing any shares that are deemed to be “penny stock.”

Moreover, Rule 15g9 of the Securities and Exchange Commission requires brokerdealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor. This procedure requires the brokerdealer to (i) obtain from the investor information concerning his or her financial situation, investment experience and investment objectives; (ii) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions; (iii) provide the investor with a written statement setting forth the basis on which the brokerdealer made the determination in (ii) above; and (iv) receive a signed and dated copy of such  statement from the investor, confirming that it accurately reflects the investor’s financial situation, investment  experience and investment objectives. Compliance with these requirements may make it more difficult for investors in our Company’s common stock to resell their shares to third parties or to otherwise dispose of them.

There has been no “established public market” for the Company’s common stock. On June 14, 2007, our Company obtained a trading symbol “WSPD” on the OTC Bulletin Board of the NASD. At such time as our Company completes a merger or acquisition transaction, if at all, we may attempt to qualify for quotation on either NASDAQ or a national securities exchange. However, at least initially, any trading in our common stock will most likely be conducted in the overthecounter market in the pink sheets, the OTCQB or the OTC Bulletin Board.

Need for any Governmental Approval of Principal Products of Services

Because our Company currently produces no products or services, we are not presently subject to any governmental regulation in this regard. However, in the event that our Company engages in a merger or acquisition transaction with an entity that engages in such activities, we will become subject to all governmental approval requirements to which the merged or acquired entity is subject. The oil exploration industry, the industry the Company will be engaged in post-Merger, is a highly-regulated industry, and the Company will need to obtain certain government approvals for its operations.

We may not be able to effectively manage our growth.

Our strategy envisions growing our business.  Any growth in or expansion of our business is likely to continue to place a strain on our management and administrative resources, infrastructure and systems.  As with other growing businesses, we expect that we will need to further refine and expand our business development capabilities, our systems and processes and our access to financing sources.  We also will need to hire, train, supervise and manage new employees.  These processes are time consuming and expensive, will increase management responsibilities and will divert management attention.  We cannot assure you that we will be able to:

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expand our products effectively or efficiently or in a timely manner;

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allocate our human resources optimally;

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meet our capital needs;

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identify and hire qualified employees or retain valued employees; or

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incorporate effectively the components of any business or product line that we may acquire in our effort to achieve growth.

Our inability or failure to manage our growth and expansion effectively could harm our business and materially and adversely affect our operating results and financial condition.

We will be required to attract and retain top quality talent to compete in the marketplace.

We believe our future growth and success will depend in part on our ability to attract and retain highly skilled managerial, product development, sales and marketing, and finance personnel.  There can be no assurance of success in attracting and retaining such personnel.  Shortages in qualified personnel could limit our ability to increase sales of existing products and services and launch new product and service offerings.

We will be subject to evolving and expensive corporate governance regulations and requirements.  Our failure to adequately adhere to these requirements or the failure or circumvention of our controls and procedures could seriously harm our business.

As a publicly traded company, we are subject to various federal, state and other rules and regulations, including applicable requirements of the Sarbanes-Oxley Act of 2002.  Compliance with these evolving regulations is costly and requires a significant diversion of management time and attention, particularly with regard to our disclosure controls and procedures and our internal control over financial reporting.  Our internal controls and procedures may not be able to prevent errors or fraud in the future.  Faulty judgments, simple errors or mistakes, or the failure of our personnel to adhere to established controls and procedures may make it difficult for us to ensure that the objectives of the control system are met.  A failure of our controls and procedures to detect other than inconsequential errors or fraud could seriously harm our business and results of operations.

Risks Related to Our Operations Post-Merger

Oil and gas price fluctuations in the market may adversely affect the results of our operations.

Our profitability, cash flows and the carrying value of our oil and natural gas properties are highly dependent upon the market prices of oil and natural gas. Substantially all of our sales of oil and natural gas, if any, are made in the spot market, or pursuant to contracts based on spot market prices, and not pursuant to long-term, fixed-price contracts.  Accordingly, the prices received for our oil and natural gas production are dependent upon numerous factors beyond our control. These factors include the level of consumer product demand, governmental regulations and taxes, the price and availability of alternative fuels, the level of foreign imports of oil and natural gas and the overall economic environment.

Historically, the oil and natural gas markets have proven cyclical and volatile as a result of factors that are beyond our control.  Any additional declines in oil and natural gas prices or any other unfavorable market conditions could have a material adverse effect on our financial condition and on the carrying value of our proved reserves.

Actual quantities of recoverable oil and gas reserves and future cash flows from those reserves most likely will vary from our estimates.

Estimating accumulations of oil and gas is complex. The process relies on interpretations of available geological, geophysical, engineering and production data. The extent, quality and reliability of this data can vary. The process also requires certain economic assumptions, some of which are mandated by the SEC, such as oil and gas prices, drilling and operating expenses, capital expenditures, taxes and availability of funds. The accuracy of a reserve estimate is a function of:

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the quality and quantity of available data;

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the interpretation of that data;

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the accuracy of various mandated economic assumptions; and

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the judgment of the persons preparing the estimate.

Estimates of proved reserves prepared by others might differ materially from our estimates.  Actual quantities of recoverable oil and gas reserves, future production, oil and gas prices, revenues, taxes, development expenditures and operating expenses most likely will vary from our estimates.  Any significant variance could materially affect the quantities and net present value of our reserves.  In addition, we may adjust estimates of proved reserves to reflect production history, results of exploration and development and prevailing oil and gas prices. Our reserves also may be susceptible to drainage by operators on adjacent properties.

Our operations will require significant expenditures of capital that may not be recovered.

We will require significant expenditures of capital in order to locate and develop producing properties and to drill exploratory and exploitation wells.  In conducting exploration, exploitation and development activities from a particular well, the presence of unanticipated pressure or irregularities in formations, miscalculations or accidents may cause our exploration, exploitation, development and production activities to be unsuccessful, potentially resulting in abandonment of the well.  This could result in a total loss of our investment.  In addition, the cost and timing of drilling, completing and operating wells is difficult to predict.

Compliance with, or breach of, environmental laws can be costly and could limit our operations.

Our operations will be subject to numerous and frequently changing laws and regulations governing the discharge of materials into the environment or otherwise relating to environmental protection.  Any properties we might own for the exploration and production of oil and gas and the wastes disposed on these properties may be subject to the Comprehensive Environmental Response, Compensation and Liability Act, the Oil Pollution Act of 1990, the Resource Conservation and Recovery Act, the Federal Water Pollution Control Act and analogous state laws.  Under such laws, we could be required to remove or remediate previously released wastes or property contamination.  Laws and regulations protecting the environment have generally become more stringent and may, in some cases, impose “strict liability” for environmental damage.  Strict liability means that we may be held liable for damage without regard to whether we were negligent or otherwise at fault.  Environmental laws and regulations may expose us to liability for the conduct of or conditions caused by others or for acts that were in compliance with all applicable laws at the time they were performed.  Failure to comply with these laws and regulations may result in the imposition of administrative, civil and criminal penalties.

Our ability to conduct continued operations is subject to satisfying applicable regulatory and permitting controls. Our current permits and authorizations and ability to get future permits and authorizations may be susceptible on a going forward basis, to increased scrutiny, greater complexity resulting in increased costs, or delays in receiving appropriate authorizations.

We are subject to changing laws and regulations and other governmental actions that can significantly and adversely affect our business.

Federal, state, local, territorial and foreign laws and regulations relating to tax increases and retroactive tax claims, disallowance of tax credits and deductions, expropriation or nationalization of property, mandatory government participation, cancellation or amendment of contract rights, and changes in import and export regulations, limitations on access to exploration and development opportunities, as well as other political developments may affect our operations.

We may not produce any oil or gas.

We are an exploratory company and although the Property has been thoroughly explored and tested, we may not actually discover or produced any oil or gas.

The oil and gas we produce may not be readily marketable at the time of production.

Crude oil, natural gas, condensate and other oil and gas products are generally sold to other oil and gas companies, government agencies and other industries.  The availability of ready markets for oil and gas that we might discover and the prices obtained for such oil and gas depend on many factors beyond our control, including:

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the extent of local production and imports of oil and gas,

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the proximity and capacity of pipelines and other transportation facilities,

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fluctuating demand for oil and gas,

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the marketing of competitive fuels, and

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the effects of governmental regulation of oil and gas production and sales.

Natural gas associated with oil production is often not marketable due to demand or transportation limitations and is often flared at the producing well site.  Pipeline facilities do not exist in certain areas of exploration and, therefore, any actual sales of discovered oil and gas might be delayed for extended periods until such facilities are constructed.

We may encounter operating hazards that may result in substantial losses.

We will be subject to operating hazards normally associated with the exploration and production of oil and gas, including hurricanes, blowouts, explosions, oil spills, cratering, pollution, earthquakes, labor disruptions and fires.  The occurrence of any such operating hazards could result in substantial losses to us due to injury or loss of life and damage to or destruction of oil and gas wells, formations, production facilities or other properties.  We maintain insurance coverage limiting financial loss resulting from certain of these operating hazards.  We do not maintain full insurance coverage for all matters that may adversely affect our operations, including war, terrorism, nuclear reactions, government fines, treatment of waste, blowout expenses, wind damage and business interruptions.  Losses and liabilities arising from uninsured or underinsured events could reduce our revenues or increase our costs. There can be no assurance that any insurance will be adequate to cover losses or liabilities associated with operational hazards.  We cannot predict the continued availability of insurance, or its availability at premium levels that justify its purchase.

We face strong competition from larger oil and gas companies, which could result in adverse effects on our business.

The exploration and production business is highly competitive.  Many of our competitors have substantially larger financial resources, staffs and facilities.  Our competitors in the United States include numerous major oil and gas exploration and production companies.

Our operations are subject to various litigation that could have an adverse effect on our business.

From time to time we may become a defendant in various litigation matters.  The nature of our operations expose us to further possible litigation claims in the future.  There is risk that any matter in litigation could be adversely decided against us regardless of our belief, opinion and position, which could have a material adverse effect on our financial condition and results of operations.  Litigation is highly costly and the costs associated with defending litigation could also have a material adverse effect on our financial condition.

We may be affected by global climate change or by legal, regulatory, or market responses to such change.

The growing political and scientific sentiment is that increased concentrations of carbon dioxide and other greenhouse gases in the atmosphere are influencing global weather patterns.  Changing weather patterns, along with the increased frequency or duration of extreme weather conditions, could impact the availability or increase the cost to produce our products.  Additionally, the sale of our products can be impacted by weather conditions.

Concern over climate change, including global warming, has led to legislative and regulatory initiatives directed at limiting the greenhouse gas emissions.  For example, proposals that would impose mandatory requirements on greenhouse gas emissions continue to be considered by policy makers in the territories we operate.  Laws enacted that directly or indirectly affect our oil and gas production could impact our business and financial results.

Risks Related to the Offering

Our stock price may be volatile, which may result in losses to our shareholders.

The stock markets have experienced significant price and trading volume fluctuations, and the market prices of companies listed on the over-the-counter Bulletin Board quotation system in which shares of our common stock are listed, have been volatile in the past and have experienced sharp share price and trading volume changes. The trading price of our common stock is likely to be volatile and could fluctuate widely in response to many factors, including the following, some of which are beyond our control:

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variations in our operating results;

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changes in expectations of our future financial performance, including financial estimates by securities analysts and investors;

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changes in operating and stock price performance of other companies in our industry;

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additions or departures of key personnel; and

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future sales of our common stock.

Domestic and international stock markets often experience significant price and volume fluctuations. These fluctuations, as well as general economic and political conditions unrelated to our performance, may adversely affect the price of our common stock.

Our common shares may become thinly traded and you may be unable to sell at or near ask prices, or at all.

We cannot predict the extent to which an active public market for trading our common stock will be sustained.

This situation is attributable to a number of factors, including the fact that we are a small company which is relatively unknown to stock analysts, stock brokers, institutional investors and others in the investment community who generate or influence sales volume.  Even if we came to the attention of such persons, those persons tend to be risk-averse and may be reluctant to follow, purchase, or recommend the purchase of shares of an unproven company such as ours until such time as we become more seasoned and viable. As a consequence, there may be periods of several days or more when trading activity in our shares is minimal or non-existent, as compared to a seasoned issuer which has a large and steady volume of trading activity that will generally support continuous sales without an adverse effect on share price. We cannot give you any assurance that a broader or more active public trading market for our common stock will develop or be sustained, or that current trading levels will be sustained.

The market price for our common stock is particularly volatile given our status as a relatively small company, which could lead to wide fluctuations in our share price. You may be unable to sell your common stock at or above your purchase price if at all, which may result in substantial losses to you.

Shareholders should be aware that, according to SEC Release No. 34-29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include (1) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (2) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (3) boiler room practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (4) excessive and undisclosed bid-ask differential and markups by selling broker-dealers; and (5) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the resulting inevitable collapse of those prices and with consequent investor losses. Our management is aware of the abuses that have occurred historically in the penny stock market. Although we do not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to our securities. The occurrence of these patterns or practices could increase the volatility of our share price.

Because the SEC imposes additional sales practice requirements on brokers who deal in shares of penny stocks, some brokers may be unwilling to trade our securities. This means that you may have difficulty reselling your shares, which may cause the value of your investment to decline.

Our shares are classified as penny stocks and are covered by Section 15(g) of the Exchange Act which imposes additional sales practice requirements on brokers-dealers who sell our securities in this offering or in the aftermarket. For sales of our securities, broker-dealers must make a special suitability determination and receive a written agreement prior from you to making a sale on your behalf. Because of the imposition of the foregoing additional sales practices, it is possible that broker-dealers will not want to make a market in our common stock. This could prevent you from reselling your shares and may cause the value of your investment to decline.

Financial Industry Regulatory Authority (FINRA) sales practice requirements may limit your ability to buy and sell our common stock, which could depress the price of our shares.

FINRA rules require broker-dealers to have reasonable grounds for believing that an investment is suitable for a customer before recommending that investment to the customer. Prior to recommending speculative low-priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status and investment objectives, among other things. Under interpretations of these rules, FINRA believes that there is a high probability such speculative low-priced securities will not be suitable for at least some customers. Thus, FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our shares, have an adverse effect on the market for our shares, and thereby depress our share price.

Volatility in Our Common Share Price May Subject Us to Securities Litigation.

The market for our common stock is characterized by significant price volatility as compared to seasoned issuers, and we expect that our share price will continue to be more volatile than a seasoned issuer for the indefinite future. In the past, plaintiffs have often initiated securities class action litigation against a company following periods of volatility in the market price of its securities. We may, in the future, be the target of similar litigation. Securities litigation could result in substantial costs and liabilities and could divert management's attention and resources.

Our business is subject to changing regulations related to corporate governance and public disclosure that have increased both our costs and the risk of noncompliance.

Because our common stock is publicly traded, we are subject to certain rules and regulations of federal, state and financial market exchange entities charged with the protection of investors and the oversight of companies whose securities are publicly traded. These entities, including the Public Company Accounting Oversight Board, the SEC and FINRA, have issued requirements and regulations and continue to develop additional regulations and requirements in response to corporate scandals and laws enacted by Congress, most notably the Sarbanes-Oxley Act of 2002. Our efforts to comply with these regulations have resulted in, and are likely to continue resulting in, increased general and administrative expenses and diversion of management time and attention from revenue-generating activities to compliance activities. Because new and modified laws, regulations and standards are subject to varying interpretations in many cases due to their lack of specificity, their application in practice may evolve over time as new guidance is provided by regulatory and governing bodies. This evolution may result in continuing uncertainty regarding compliance matters and additional costs necessitated by ongoing revisions to our disclosure and governance practices.

We will incur increased costs and compliance risks as a result of becoming a public company.

We will incur costs associated with our public company reporting requirements. We also anticipate that we will incur costs associated with recently adopted corporate governance requirements, including certain requirements under the Sarbanes-Oxley Act of 2002, as well as new rules implemented by the SEC and FINRA.  We expect these rules and regulations, in particular Section 404 of the Sarbanes-Oxley Act of 2002, to significantly increase our legal and financial compliance costs and to make some activities more time-consuming and costly. Like many smaller public companies, we face a significant impact from required compliance with Section 404 of the Sarbanes-Oxley Act of 2002. Section 404 requires management of public companies to evaluate the effectiveness of internal control over financial reporting and the independent auditors to attest to the effectiveness of such internal controls and the evaluation performed by management. The SEC has adopted rules implementing Section 404 for public companies as well as disclosure requirements. The Public Company Accounting Oversight Board, or PCAOB, has adopted documentation and attestation standards that the independent auditors must follow in conducting its attestation under Section 404. We are currently preparing for compliance with Section 404; however, there can be no assurance that we will be able to effectively meet all of the requirements of Section 404 as currently known to us in the currently mandated timeframe. Any failure to implement effectively new or improved internal controls, or to resolve difficulties encountered in their implementation, could harm our operating results, cause us to fail to meet reporting obligations or result in management being required to give a qualified assessment of our internal controls over financial reporting or our independent auditors providing an adverse opinion regarding management’s assessment. Any such result could cause investors to lose confidence in our reported financial information, which could have a material adverse effect on our stock price.

We also expect these new rules and regulations may make it more difficult and more expensive for us to obtain director and officer liability insurance and we may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be more difficult for us to attract and retain qualified individuals to serve on our Board of Directors or as executive officers. We are currently evaluating and monitoring developments with respect to these new rules, and we cannot predict or estimate the amount of additional costs we may incur or the timing of such costs.

Sales of our currently issued and outstanding stock may become freely tradable pursuant to Rule 144 and may dilute the market for your shares and have a depressive effect on the price of the shares of our common stock.

A majority of the outstanding shares of our common stock are “restricted securities” within the meaning of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”) (“Rule 144”). As restricted shares, these shares may be resold only pursuant to an effective registration statement or under the requirements of Rule 144 or other applicable exemptions from registration under the Securities Act and as required under applicable state securities laws. Rule 144 provides in essence that one year following a company ceasing to be a “shell company” and filing Form 10 information with the SEC to that effect, a non-affiliate who has held restricted securities for a period of at least six months may sell their shares of common stock. Under Rule 144, affiliates who have held restricted securities for a period of at least six months may, under certain conditions, sell every three months, in brokerage transactions, a number of shares that does not exceed the greater of 1% of a company’s outstanding shares of common stock or the average weekly trading volume during the four calendar weeks prior to the sale (the four calendar week rule does not apply to companies quoted on the OTCQB). Pursuant to Rule 144, shareholders must wait at least one year from the date of our filing of a Form 8-K with requisite Form 10 information to avail themselves of Rule 144 unless we file a registration statement for the sale of such shares prior thereto. A sale under Rule 144 or under any other exemption from the Securities Act, if available, or pursuant to subsequent registrations of our shares of common stock, may have a depressive effect upon the price of our shares of common stock in any active market that may develop.

THE COMPANY

The  Pre-Merger Company

Westcott Products Corp. (“Westcott” or the “Company”), a Delaware corporation, is a fully reporting “shell company” as defined in sec Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which is listed for stock quotations on the Over-The-Counter Bulletin Board. More information on our history is included in the historical filings as filed with the SEC (available publicly at www.sec.gov). We have also included our recent filings with the SEC for the past 12 months with this Memorandum as Exhibit B.

The Merger

On January 8, 2014, we entered into a Letter of Intent with Chisholm Partners II, LLC (“Chisholm II”), the sole shareholder of Dala Petroleum Corp. (“Dala”), to complete an Agreement and Plan of Merger (the “Plan of Merger” or the “Merger”) in connection with the closing of this Offering.

Pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), a copy which is attached to this Memorandum as Exhibit C, Westcott will form a new, wholly-owned Nevada subsidiary, Dala Acquisition Corp., which will merge with and into Dala and Dala will be the surviving company under the Merger and become a wholly-owned subsidiary of Westcott upon the closing and “Effective Date” of the Merger.  The closing of the Merger is subject to the satisfaction of certain conditions, including the receipt of not less than the minimum proceeds of this Offering.  If the closing of the Merger takes place, Westcott will issue 10,000,000 shares of its common stock in exchange for all of the outstanding shares of Dala common stock.  Post-Merger, there would then be 12,500,000 outstanding shares of Westcott common stock; pre-Merger Westcott stockholders would own approximately 2,500,000 of these shares or approximately 20% of the outstanding voting securities of the combined companies.

A transaction like the proposed Merger between Dala Acquisition Corp. and Dala whereby a majority of the shares of Westcott will be issued to Dala shareholders is described as a “reverse” merger because the acquired company (Dala) usually has substantially greater assets than the acquiring publicly-held company (Westcott), and the shareholders of the acquired company are usually issued a controlling interest in the acquiring company by reason of the difference in the relative values of the companies.  This perceived value is speculative at best; and the shares of Westcott outstanding at the closing of the Merger, estimated to be approximately 2,500,000 shares, result in a dilution of the interest of Dala shareholders in Company, immediately on Closing.

Securities issued to the shareholders of the acquired company (Dala) in these types of transactions generally are “restricted securities” that cannot be immediately publicly traded, whereas many of the shares of the publicly-held company (Westcott) may be presently publicly tradeable, excluding shares presently owned by directors, officers or other “affiliates,” and further excluding shares that are presently designated as “restricted securities.”  This liquidity difference is a distinct advantage to the pre-Merger shareholders of Westcott that Dala shareholders do not share.

Within four business days of the closing of the Merger, Westcott will prepare and file with the SEC a Form 8-K that will include significant disclosures and descriptions of the post-Merger business operations of Westcott and Dala, including the “Form 10 Information” required to be filed with the SEC when a company ceases being a shell company as provided in Item 5.01(8) of SEC Form 8-K and subparagraph (i) of SEC Rule 144.

The Post-Merger Company

Following the Merger, and the completion of the Offering, the Company’s operations will be those of Dala. Dala has the rights to engage in oil exploration and development on approximately 300 leases in north central Kansas with total acreage of approximately 80,000 acres (the “Property”). The cost of the 300 lease assets was $1,898,946, and the Company believes the lease assets will be booked at the cost, excluding any technical work that has already been done.

Dala will operate as an early-stage oil exploration company focused on the Property, which has oil potential at depths of less than 6,000 feet. Dala was assigned the rights to explore the Property from Chisholm II, and, through a Service Agreement with Chisholm II, will utilize Chisholm II’s existing technical exploration team to further explore and develop the property.

Dala’s operations will be focused on shallow oil opportunities. Dala has a ready-to-drill inventory of seismically defined (2-D and 3-D) prospects in and around existing production in central, southern and northwest Kansas.  In addition, Dala has leases to approximately 80,000 net acres along a productive trend of fields (1-17 million barrels of oil) in central Kansas, which will be explored via conventional seismic evaluation and vertical drilling. Dala has a full team of experienced (major oil company trained) technical and land personnel to support its operations.  Its founders and management have a track record of creating shareholder value through early stage oil and gas ventures.

In partnership with Chisholm II, an exploration and production company focused on the acquisition of Kansas oil leasehold interests and exploration and development and Dala’s sole shareholder prior to the Merger and the closing of the Offering, Dala has an inventory of drill-ready oil prospects.  Most of the prospects are supported by modern seismic and are a combination of field extensions, step out locations and offsets to existing production. The initial eight prospects range in potential from one hundred thousand to one-half million barrels of oil, and are expected to be drilled and tested over the next 12 months.   Another eight plus prospects are currently being developed by Dala and Chisholm II.  Together, the companies will continue to acquire new leases and seismic in support of the ongoing programs.  This prospect development is being conducted by two teams of geologists and geophysicists in Denver, CO.  One team focuses on western Kansas, where they have 10 years of experience and a successful track record; and the second team focuses on a high potential exploration area where Dala’s 80,000 acres are located.  This team has already generated two field offset prospects for Dala, using high resolution 2-D seismic data.

Dala and Chisholm II have spent the last three years assembling a substantial land position over a shallow, conventional oil play in north central Kansas.  The "Play" or exploration concept is located across a three county area and is geographically defined by the boundaries of the productive North American Rift System.  The land position is concentrated over a lightly explored portion of the Rift, bordered immediately on the south by over 400 million barrels of rift-related oil fields, and to the north by significant new discoveries in southeast Nebraska, where per well productive rates of 400-600 barrels per day have recently been reported.  This Play concept was developed by a team of highly experienced international geologists, geophysicists and land experts, who applied regional geologic theory, proprietary geophysical data bases and high resolution seismic.  Based on adjacent productive analogies, the expected field target size in this exploration area is from 1-17 million barrels of recoverable oil, with individual per well rates estimated to be from 200-800 barrels of oil per day, depending upon the reservoir.

Clay
Ottawa
Dickinson
Saline
Lease Area
8S 3W
8S 2W
8S 1W
8S 1E
8S 2E
8S 3E
8S 4E
9S 3W
9S 2W
9S 1W
9S 1E
9S 2E
9S 3E
9S 4E
10S 3W
10S 2W
10S 1W
10S 1E
10S 4E
11S 3W
11S 2W
11S 1W
11S 4E
12S 3W
12S 2W
12S 2E
12S 3E
12S 4E
13S 3W
13S 1W
13S 1E
13S 2E
13S 3E
13S 4E
14S 3W
14S 2W
14S 1W
14S 1E
14S 2E
14S 3E
14S 4E
15S 3W
15S 2W
15S 1W
15S 1E
15S 2E
15S 3E
15S 4E
Nebraska
Iowa
Colorado
Kansas
Missouri
KANOKA RIDGE
Oklahoma
Texas
Arkansas

In addition to the Play, Dala will begin an eight well drilling program with working interests ranging between 12.5% - 25% in order to provide operating income while further validating the thesis of the 80,000 acres.  This additional Kansas non-operated opportunity is provided under the Chisholm II agreement in support of unlocking the value of the separate 80,000 acres.   With two permitted wells at 12.5% working interests each and six additional wells at 25% working interests each, management believe net barrel oil reserves are approximately 500K and aggregate initial production rates could range between 120 barrels of oil per day to 400 barrels of oil per day.  If successful, this initiative will provide operating capital and data critical to unlocking the potential value of the 80,000 acres.

MANAGEMENT

Directors and Executive Officers

There has been one significant change to the Company’s Board of Directors since the filing of our last Annual Report on Form 10-K. On February 12, 2014, E. Will Gray was elected to serve as a director of the Company. The following sets forth information about our directors and executive officers as of the date of this report and the anticipated directors and executive officers of the Company post-Merger.

Pre-Merger:

NAME	AGE	POSITION

Wayne Bassham	55	President & Director
Todd Albiston	55	Vice President & Director
E. Will Gray II	38	Secretary & Director

Wayne Bassham, our current President will resign pursuant to the Merger Agreement.  For more information on his background and business experience, please see the Company’s Annual Report on Form 10-K included as Exhibit B.

Todd Albiston, our Vice President will resign pursuant to the Merger Agreement.  For more information on his background and business experience, please see the Company’s Annual Report on Form 10-K included as Exhibit B.

E. Will Gray II, our Secretary and Director, is a seasoned oil executive who has operated in excess of over 300+ wells within Southeastern New Mexico, West Texas, and Oklahoma.  Mr. Gray was the CEO and Chairman of Cross Border Resources, Inc. (formerly Doral Energy Corp) from December 10, 2008 to May 31, 2012.  While serving as the Chairman and CEO of Cross Border Resources, Mr. Gray arranged for over $80MM in debt and equity financing for the Company from both Macquarie Bank Limited and Texas Capital Bank.  Additionally, Mr. Gray has been solely responsible for $73MM worth of A&D transactions since 2008 comprising of a mix of both operated and non-operated assets within the Permian Basin.  Subsequent to Cross Border Resources, Mr. Gray served in the capacity as EVP & Head of Capital Markets and Business Development for Resaca Exploitation, a Torch Energy portfolio company headquartered in Houston, Texas.  Mr. Gray received his B.S. in Business Management from Texas State University in 1998. While attending Texas State University, Mr. Gray was a member of the Men’s Varsity Golf Team on which he earned Southland Conference All-Academic honors and was a member of the 1997 Southland Conference Golf Championship Team.

Post-Merger:

NAME	AGE	POSITION

E. Will Gray II	39	Chief Executive Officer & Director
Clancy Cottman	57	Chairman of the Board
Jonathan S. Wimbish	43	Director
Callie Jones	32	Secretary

Clancy Cottman will serve as the Chairman of our Board of Directors. Mr. Cottman is a Managing Partner of Chisholm Partners, LLC. Mr. Cottman has over 30 years experience in the oil and gas industry with a focus on joint ventures, acquisitions and project development.  He is Chairman and CEO of NiMin Energy. Mr. Cottman has held various senior management positions at PetroFalcon, Benton Oil and Gas Company and Sun Exploration and Production. He has negotiated numerous oil and gas contracts and arranged multiple energy debt and equity financings in North America and internationally. He holds a BA from Rochester Institute of Technology and an MBA from the University of Rhode Island. Clancy is a Certified Petroleum Landman.

Jonathan S. Wimbish, CFA, will serve as a Director to the Company post-Merger. Mr. Wimbish is an advisor to Chisholm Partners II, LLC, a partner of Kensington Investment Counsel, a registered investment advisor, and  CFO of NiMin Energy. Prior to these activities, Mr. Wimbish was a Portfolio Manager, Managing Director and Co-Founder of Marketus, LLC, an equity-focused hedge fund management company. He managed all energy and industrial investments from its founding in 2002. Mr. Wimbish was also a Managing Director and Portfolio Manager at ING Furman Selz Asset Management and Analyst with Husic Capital Management. He began his career at MasterCard International and held roles of increasing responsibility. He is on the selection committee for the Sharpe Fellows program at University of California at Los Angeles and is a guest lecturer at the Marshall School of Business at University of Southern California.  Mr. Wimbish holds a BA in Economics from UCLA, an MBA from Columbia Business School and is a CFA Charterholder.

Callie Jones will serve as the Secretary of the Company post-Merger. Ms. Jones is a partner in Brunson Chandler & Jones, PLLC, a law firm that was established in 2013.  She has practiced law since 2006 Her practice includes advising clients on a variety of corporate matters such as securities law, mergers & acquisitions, private placements, public offerings of equity, initial public offerings, and exchange offers.  She has worked with individuals, start-up companies and national corporations as well as clients located in foreign countries. She holds a BA in English from the University of Utah and a JD from the J. Reuben Clark Law School at Brigham Young University.

Director Compensation

Currently, our directors receive no annual compensation for their service on the Board of Directors. Upon acceptance of the position of Secretary and Director of the Company, Mr. Gray purchased 890,000 shares of restricted common stock of the Company.

It is anticipated that Mr. Gray will receive options for 400,000 restricted common shares under a qualified stock ownership plan along with the proposed new directors of the Company receiving options for an aggregate of 200,000 restricted common shares under the qualified stock ownership plan.

DESCRIPTION OF CAPITAL STOCK

We have an authorized capital of 100,000,000 shares divided into 50,000,000 shares of common stock with a par value of $0.001 per share and 50,000,000 shares of preferred stock with a par value of $0.01, with 2,775 of the 50,000,000 shares of preferred stock designated as Series A 6% Convertible Preferred Stock of which none are outstanding.

Common Stock

Prior to the Merger, there will be 2,500,000 shares of common stock of the Company issued and outstanding. As consideration for the Merger, Chisholm II, the sole shareholder of Dala, will receive 10,000,000 restricted shares of Westcott. Immediately following the Merger, there will be 12,500,000 shares of common stock issued and outstanding in the Company without conversion of any Series A 6% Convertible Preferred Stock (or exercise of any stock options or warrants) into common stock, 18,814,286 shares of common stock issued and outstanding, assuming all shares of Series A 6% Convertible Preferred Stock are converted, all stock options are exercised and all warrants are exercised, and  20,242,858 shares of common stock issued and outstanding, assuming all shares of Series A 6% Convertible Preferred Stock are converted, all stock options are exercised and all warrants are exercised.

Preferred Stock

Prior to the Offering, no shares of Series A 6% Convertible Preferred Stock have been issued. Through the Offering, the Company is offering up to 2,500 shares of Series A 6% Convertible Preferred Stock.

The Series A 6% Convertible Preferred Stock has been designated with certain rights, preferences and limitations. Holders of Series A 6% Convertible Preferred Stock are entitled to receive cumulative dividends at the rate per share of 6% per annum, payable quarterly on January 1, April 1, July 1, and October 1, in cash from legally available funds or, at the Company’s option, in duly authorized, validly issued, fully paid and non-assessable shares of common stock.  Each share of Series A 6% Convertible Preferred Stock is convertible at any time at the option of the Holder into common stock at the conversion price of $.70 per common share based on the actual dollar amount invested (subject to adjustment as set forth in the Series A 6% Convertible Preferred Stock Certificate of Designation) Unless waived by the Holder, at no time will the Holder be able to convert the Series A 6% Convertible Preferred Stock into common stock that is equal to more than 4.99% of the total issued and outstanding shares of common stock of the Company (the “Conversion Limitation”). If the Holder gives the Company at least 61 days’ written notice, then the Holder may convert up to 9.99% of the total issued and outstanding shares of common stock of the Company.

Stock Options

The Company intends to grant 600,000 shares of common stock to its officers and directors at an exercise price of $0.70 per share as part of the Merger.

Holders of Common Stock and Preferred Stock

We had approximately 553 common stockholders of record as of May 16, 2014.  No preferred shares have been issued prior to the Offering.

DIVIDEND POLICY

To date, the Company has not declared or paid cash dividends on its common stock.  The Company presently intends to retain all future earnings, if any, for its business and does not anticipate paying cash dividends in the foreseeable future.

The Series A 6% Convertible Preferred Stock offered as part of this offering will pay a dividend of six percent (6%) per annum, payable quarterly on January 1, April 1, July 1, and October 1 in cash or in kind, as further described in the Certificate of Designation included as Exhibit A to the Securities Purchase Agreement attached hereto as Exhibit D.

When and as declared by the Board of Directors, holders of the outstanding shares of common stock offered hereby will be entitled to non-cumulative dividends.  Any future determination to pay cash dividends will be at the discretion of the Board of Directors and will be dependent upon the Company’s financial condition, results of operations, capital requirements, general business conditions, and such other factors as the Board of Directors may deem relevant.

RELATED PARTY TRANSACTIONS

Dala has entered into a service agreement with Chisholm II, giving Dala the rights to use Chisholm II’s existing technical exploration team to further explore and develop the Property.

Pacific Oil & Gas LLC, a shareholder of Chisholm II, is owned in part by Clancy Cottman, our Chairman.

PLAN OF PLACEMENT

There are no placement agents in this Offering.

The proceeds of this Offering will be deposited into our legal counsel’s escrow account and held until the Merger occurs. The Units are being offered until the earlier of (i) the sale of all the Units or (ii) June 1, 2014.

The Units are being offered hereby solely to accredited investors and, as described above, by the Company.  We may reject any subscription.  If this Offering is over-subscribed, we will determine which subscriptions will be accepted.  If we do not accept a subscription, for whatever reason, the amount paid will be returned promptly without deduction or interest.  Investors must make arrangements to deliver subscription funds in cash, check, cashier’s check, or wire transfer to us at the time of subscription. The minimum investment for each investor is $100,000, although we may accept subscriptions for lesser amounts in our sole and absolute discretion.  Subject to certain limited exceptions applicable in some states, all subscriptions are binding on the subscriber and may not be revoked or canceled after our receipt.

FINANCIAL STATEMENTS

We encourage you to review the financial statements of the Company filed with our Annual Report on Form 10-K filed on November 27, 2013 and our Form 10-Q filed on February 14, 2014 and attached hereto as Exhibit B.

WHO MAY INVEST

The Units are being offered through this Memorandum without registration under the Securities Act pursuant to the exemption from the registration requirements of such Act provided by Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder (“Rule 506”).  Rule 506 restricts the number and nature of purchasers of securities offered pursuant to the Rule.

Nature of Purchasers

In order for us to qualify our offering as a Rule 506 offering, we will sell Units only to those investors who are “Accredited Investors,” as such term is defined in Rule 501(a) of Regulation D who meet certain suitability requirements, in our sole discretion.

Accredited Investors are those investors who meet at least one of the following standards or others set forth in Rule 501(a) of Regulation D, which are described in more detail in the Securities Purchase Agreement which is attached as Exhibit D to this Memorandum:

(a)

$1,000,000 Net Worth.  The investor is a natural person and his net worth, either individually or jointly with his spouse, exceeds $1,000,000, not including any equity in his home or primary residence;

(b)

$200,000 Income.  The investor is a natural person who has had individual income1 from all sources (without including any income of his spouse unless such spouse is a co-purchaser) in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same level of income in the current year;

(c)

Partnership, Corporate or other Entity Investors.  In general, a partnership, corporation, revocable or grantor trust or unincorporated association is deemed to be an Accredited Investor if all of the equity owners of that entity (or in the case of a revocable or grantor trust, all persons with the power to revoke the trust) qualify as Accredited Investors under subparagraph (a) or (b) above; and

(d)

Trust or Employee Benefit Plan Investors.  In general, an employee benefit plan or trust will qualify as an Accredited Investor if (i) the entity is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, and the investment decision is made by a Plan fiduciary, as defined in Section 3(21) of such Act which is a bank, savings and loan association, insurance company or registered investment advisor, or (ii) the entity is a qualified profit sharing or defined contribution Plan, the Plan provides for segregated accounts for each Plan participant, the governing documents of the Plan provide that each participant may direct the trustee to invest his or her funds in the investment vehicles of his or her choice and the purchase of Units is made pursuant to an exercise by the Plan participant, who is an Accredited Investor under Subparagraph (a) or (b) above, of such power to direct the investments of his or her segregated account; or (iii) it is a revocable trust and each person with the power to revoke the trust qualifies as an Accredited Investor under subparagraph (a) or (b) above.

General Suitability Standards

Units will be sold, in the discretion of the Company, only to a person (i) who purchases at least 100 Units, unless the Company, in its sole discretion, permits the purchase of fewer Units; (ii) who represents in writing that he qualifies as an Accredited Investor; (iii) who complies with the terms of the Securities Purchase Agreement; (iv) who represents that he has been furnished and has carefully read and relied solely on the information contained in this Memorandum, including all exhibits, amendments and supplements hereto; (v) whose overall commitment to investments which are not readily marketable is not disproportionate to his net worth, and whose acquisition of the Units will not cause such overall commitment to become excessive; and (vi) who has no need for liquidity with respect to his investment in the Units and is capable of suffering the loss of his entire investment in any Units purchased.

1()  “Individual income” means adjusted gross income, as reported for federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse unless such spouse is a co-purchaser):  (i) contributions to a profit sharing or defined benefit plan made on behalf of the individual, to the extent of his vested interest under the plans, (ii) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), (iii) the amount of losses claimed as a Member in a limited partnership (as reported on Schedule E of Form 1040) and (iv) any deduction claimed for depletion under Section 611 et seq. of the Code.

A breach by an investor of any of his representations made to the Company, which results in a loss of the registration exemption provided by Regulation D or other exemption will cause such investor to be liable to the Company for all damages and to losses proximately caused thereby.

The bases for establishing the foregoing standards include the relative lack of liquidity of the Units, the risks inherent in an investment in the Units and possible adverse tax consequences of a premature sale of any Units.  The foregoing standards represent minimum requirements for a prospective purchaser and the Company reserves the right to reject any subscription notwithstanding compliance with these standards or to apply more stringent suitability standards.  Units may also be sold to corporations, partnerships, limited liability companies, employee benefit plans (in limited circumstances), trusts, and other entities meeting the foregoing requirements.

SUBSCRIPTION PROCEDURES

The minimum investment amount is $100,000 for 100 Units, unless the Company, in its sole discretion, permits the purchase of fewer Units.  In order to subscribe to purchase the Units, a prospective investor must:

1.

Complete and execute the Securities Purchase Agreement and deliver it along with payment in the form of a check made payable to “Brunson Chandler & Jones, PLLC IOLTA Trust Account” to the following:

Brunson Chandler & Jones, PLLC

Attention: Callie Jones

175 South Main Street

Fifteenth Floor

Salt Lake City, Utah 84111

2.

Pay the amount for the Units subscribed ($1,000 multiplied by the number of Units to be purchased) by check or wire transfer.  Payments by check should be made payable to “Brunson Chandler & Jones, PLLC IOLTA Trust Account” and delivered to the address noted above.  Payments by wire transfer should be made as follows:

Name of Bank:

U.S. Bank

Address:

                170 South Main Street, Salt Lake City, Utah 84111

Name of Account:

Brunson Chandler & Jones, PLLC IOLTA Trust Account

Account Number:

153152343783

ABA Number:

124302150

Swift Number:

USBKUS44IMT

Beneficiary:

Westcott Products Corp.

We reserve the right, in our sole discretion, to reject the subscription of any potential investor in whole or in part.  Prospective investors will be notified of the acceptance or rejection of their subscriptions within ten (10) days of receipt of payment and a completed Securities Purchase Agreement.  If we reject the subscription, we will promptly refund the subscriber’s funds without interest thereon.

Corporations, partnerships, trustees, agents or other persons acting in a representative capacity are required, except at our discretion, to furnish with the Securities Purchase Agreement, further evidence that such investor has the authority to invest in the Units or an opinion of counsel acceptable to us to the effect that such investor has such authority.

ADDITIONAL INVESTOR INFORMATION

Prospective investors will be given the opportunity to ask questions of and obtain information about us and the terms and conditions of the Offering, as set forth in this Memorandum, and may arrange for such opportunity by contacting the Company.  Furthermore, upon receipt of a written request, we will provide any prospective investor with copies of documents referred to in this Memorandum to the extent such documents are in our possession or can be acquired by us without unreasonable effort or expense.

EXHIBIT A

ESCROW AGREEMENT

EXHIBIT B

COMPANY FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION

We are currently subject to the informational requirements of the Exchange Act.  In accordance with the Exchange Act, we have and will file reports, proxy statements and other information with the SEC.  These reports, proxy statements and other information, once filed with the SEC, may be inspected without charge at the public reference section of the SEC at Judiciary Plaza, 100 F Street, N.E., Washington, DC 20549.  Copies of this material may also be obtained from the SEC at prescribed rates and are available on the SEC’s website at http://www.sec.gov.

We have included the following documents that we have filed with the Securities and Exchange Commission during the last year as Exhibit B to this Memorandum:

(i)

Quarterly Report on Form 10-Q filed on May 15, 2014;

(ii)

Quarterly Report on Form 10-Q filed on February 14, 2014;

(iii)

Annual Report filed on Form 10-K filed on November 27, 2013;

(iv)

Quarterly Report on Form 10-Q filed on July 31, 2013;

(v)

Quarterly Report on Form 10-Q filed on April 26, 2013; and

Exhibit D

EXHIBIT C

MERGER DOCUMENTS

Exhibit E

EXHIBIT D

SECURITIES PURCHASE AGREEMENT AND EXHIBITS

(including Certificate of Designation for Series A 6% Convertible Preferred Stock, Registration Rights Agreement, Common Stock Purchase Warrant, and Opinion Letter)

Exhibit E